Exhibit 10.1

SECOND AMENDMENT TO EMPLOYMENT AGREEMENT

This Second Amendment to Employment Agreement (“Amendment”) is entered into as of August 6, 2021 (the “Effective Date”), by and between Deluxe Corporation, a Minnesota corporation, (the “Company”), and Barry C. McCarthy, an individual (“Executive”).

WHEREAS, the Company and Executive entered into an Employment Agreement effective October 14, 2018, as amended on March 25, 2020 (collectively, the “Agreement”);

WHEREAS, the Company and Executive would like to further amend the Agreement, as set forth herein; and

WHEREAS, this Amendment shall further amend the Agreement.

NOW, THEREFORE, as of the Effective Date, the Agreement is hereby further amended as follows:

1.Section 3(c) of the Agreement is hereby deleted in its entirety.

2.Section 4(h) of the Agreement is deleted in its entirety.

3.The Agreement remains unchanged except as set forth in this Amendment.

IN WITNESS WHEREOF, the undersigned have executed this Second Amendment to Employment Agreement as of the date set forth above.

DELUXE CORPORATION	EXECUTIVE

/s/ Jeffrey L. Cotter	/s/ Barry C. McCarthy
By: Jeffrey L. Cotter	Barry C. McCarthy
Its: Chief Administrative Officer